Exhibit 99.1

PTGi Announces Expiration and Results of Private Exchange Offers and Consent

Solicitation Relating to 13.00% Notes due 2016 and 14.25% Notes due 2013

MCLEAN, VA – July 5, 2011 – Primus Telecommunications Group, Incorporated (NYSE: PTGI) (“PTGi” or the “Company”), a global facilities-based integrated provider of advanced telecommunications products and services, announced today the expiration and results of the previously announced (i) offers to exchange (the “Exchange Offers”) new 10.00% Senior Secured Notes due 2017 (the “New Notes”) issued by Primus Telecommunications Holding, Inc. (the “Issuer”) for any and all outstanding Units representing $129.968 million of 13.00% Senior Secured Notes due 2016 (the “13.00% Notes”) issued by the Issuer and Primus Telecommunications Canada Inc. (“Primus Canada”) and $90 million of 14.25% Senior Subordinated Secured Notes due 2013 (the “14.25% Notes” and, together with the 13.00% Notes, the “Old Notes”) issued by Primus Telecommunications IHC, Inc. (“IHC”), and (ii) solicitation of consents (the “Consent Solicitation”) from holders of 13.00% Notes to amend the indenture governing the 13.00% Notes to eliminate certain restrictive covenants and events of default and release the collateral securing the 13.00% Notes (the “Amendments and Lien Release”).

The Exchange Offers and Consent Solicitation expired at 9:00 a.m., New York City time, on July 5, 2011 (the “Expiration Time”). The settlement date is expected to be July 7, 2011 (the “Settlement Date”).

According to information provided by the Information and Exchange Agent to the Company, as of the Expiration Time, (i) Units representing $127,565,000 aggregate principal amount of 13.00% Notes, representing approximately 98.15% of outstanding 13.00% Notes, had been validly tendered (and not validly withdrawn) pursuant to the Exchange Offers, and consents with respect to such 13.00% Notes had been delivered pursuant to the Consent Solicitation, and (ii) $78,374,970 aggregate principal amount of 14.25% Notes, representing approximately 87.08% of outstanding 14.25% Notes, had been validly tendered (and not validly withdrawn) pursuant to the Exchange Offers.

The Issuer will accept for exchange all Old Notes that were validly tendered (and not validly withdrawn) in the Exchange Offers. On the Settlement Date, the Issuer expects to deliver approximately $228,605,707 aggregate principal amount of New Notes in exchange for all Old Notes validly tendered (and not validly withdrawn) and accepted for exchange, plus a cash payment for accrued and unpaid interest on such Old Notes up to, but excluding, the Settlement Date.

In addition, because the Issuer and Primus Canada received consents from holders of at least 66 2/3% in aggregate principal amount of the outstanding 13.00% Notes pursuant to the Consent Solicitation, the Company, certain of the Company’s subsidiaries and the trustees under the indenture governing the 13.00% Notes will enter into a supplemental indenture to the indenture governing the 13.00% Notes to adopt the Amendments and Lien Release and such supplemental indenture is expected to become operative on the Settlement Date.

The Company also announced that, pursuant to the terms and subject to the conditions of the support agreement (the “Support Agreement”) that the Company and certain of its subsidiaries entered into with certain holders of 13.00% Notes (the “Supporting Holders”), IHC expects to call for redemption, immediately prior to the Settlement Date, $11,625,030 aggregate principal amount of 14.25% Notes, representing all 14.25% Notes that were not tendered or not accepted for exchange in connection with the Exchange Offers and Consent Solicitation. Also pursuant to the terms and subject to the conditions of the Support Agreement, the Issuer expects to issue and sell, and certain Supporting Holders expect to collectively purchase, $11,625,030 aggregate principal amount of additional New Notes the proceeds of which will be used to partially fund such redemption, with the Company to fund the accrued and unpaid interest portion of such redemption. The 14.25% Notes are currently redeemable at par plus accrued and unpaid interest thereon up to, but excluding, the redemption date.

The New Notes will bear interest at the rate of 10.00% per annum and will mature on April 15, 2017. Payment of all principal and interest on the New Notes will be, subject to certain exceptions and limitations, senior secured obligations of the Issuer, the Company and certain of the Company’s domestic subsidiaries.

The New Notes will not be registered under the Securities Act of 1933 (as amended, the “Securities Act”), or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account or benefit of any U.S. person, except pursuant to an exemption from the registration requirements of the Securities Act and any other applicable securities laws. Accordingly, the New Notes were offered and are being issued only (i) to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), (ii) outside the United States, to persons who are not “U.S. persons” (as defined in Regulation S under the Securities Act), and (iii) to “institutional accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act).

The complete terms and conditions of the Exchange Offers and Consent Solicitation are set forth in the confidential offering circular and consent solicitation statement, dated June 6, 2011 (as supplemented and amended, the “Offering Circular”), and the related letter of transmittal and consent. Documents relating to the Exchange Offers and Consent Solicitation were only distributed to holders of Old Notes who completed and returned a letter of eligibility confirming that they are qualified institutional buyers, non-U.S. persons or institutional accredited investors.

This news release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the Old Notes nor an offer to sell nor a solicitation of an offer to buy the New Notes. The Exchange Offers and Consent Solicitation were only being made pursuant to the terms and subject to the conditions of the Offering Circular and the related letter of transmittal and consent that the Company distributed to eligible holders.

About PTGi

PTGi is a leading provider of advanced communication solutions, including traditional and IP voice, data, mobile services, broadband Internet, collocation, hosting, and outsourced managed services to business and residential customers in the United States, Canada, Australia and Brazil. PTGi is also one of the leading international carrier service providers to fixed and mobile network operators worldwide. PTGi owns and operates its own global network of next-generation IP soft switches, media gateways, hosted IP/SIP platforms, broadband infrastructure, fiber capacity, and data centers located in Canada, Australia and Brazil. Founded in 1994, PTGi is headquartered in McLean, Virginia.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included herein that address activities, events or developments that PTGi expects, believes or anticipates will or may occur in the future, including anticipated benefits and other aspects of the Exchange Offers and Consent Solicitation, are forward-looking statements. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by the Company at the time this news release is issued. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially including, among other things, those outlined in our filings with the SEC, including PTGi’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates. Except as required by law, PTGi does not intend to update or revise its statements made in this press release, whether as a result of new information, future events or otherwise.

PTGi Investor Relations Contacts:
PTGi Richard Ramlall, SVP Corporate Development and Chief Communications Officer 703-748-8050 ir@ptgi.com	Lippert/Heilshorn & Assoc., Inc. Carolyn Capaccio, Vice President 212-838-3777 ccapaccio@lhai.com